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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2000
                                                ----------------



                       Mellon Auto Receivables Corporation
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                      333-65271                25-1831621
----------------------------           ------------         -------------------
(STATE OR OTHER JURISDICTION           (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


              One Mellon Center, Fourth Floor, Pittsburgh, PA 15258
              ------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



        Registrant's telephone number, including area code (412) 234-7142
                                                          -----------------



     -----------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                             Sequentially
                                                                                 Numbered
Exhibit                                                                           Exhibit
Number                                                                               Page
-------                                                                      ------------
10.1         Pooling and Servicing Agreement, dated as of March 1, 2000 among Mellon Auto Receivables Corporation, a Delaware
             corporation, as depositor, Mellon Bank, N.A., a national
             banking association, as servicer and seller, Norwest Bank
             Minnesota, National Association, a national banking
             association, as trustee, and The Chase Manhattan Bank, a
             New York banking corporation, as collateral agent



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MELLON AUTO RECEIVABLES CORPORATION

                                         By: /s/ Kelly A. Provenzano
                                            --------------------------------
                                            Name: Kelly A. Provenzano
                                            Title: Vice President and Secretary

Dated:   April 12, 2000